Exhibit 10.31

27 Drydock Avenue Boston, Massachusetts (the “Building”)

FIFTEENTH AMENDMENT (“FIFTEENTH AMENDMENT”)
Execution Date: August 9, 2023
LANDLORD:    BCP-CG 27 Property LLC, a Delaware limited liability company
TENANT:    Ginkgo Bioworks, Inc., a Delaware corporation
EXISTING PREMISES:    A total of 196,331 rentable square feet of the Building, as more specifically set forth in the Lease.

DATE OF LEASE:    December 22, 2011
EXPIRATION DATE:    January 31, 2036
PREVIOUS LEASE     First Amendment to Lease Agreement dated April , 2012 AMENDMENTS:    Second Amendment to Lease dated August 1, 2014
Third Amendment to Lease dated August 15, 2014
Fourth Amendment to Lease dated May 1, 2016
Fifth Amendment to Lease dated May 31, 2016
Sixth Amendment to Lease dated August 5, 2016
Seventh Amendment to Lease dated July 31, 2017
Eighth Amendment to Lease dated March 23, 2018
Ninth Amendment to Lease dated September 6, 2018
Tenth Amendment to Lease dated July 29, 2020
Eleventh Amendment to Lease dated August 14, 2020
Twelfth Amendment to Lease dated January 13, 2021
Thirteenth Amendment to Lease dated September 6, 2021
Fourteenth Amendment to Lease dated June 1, 2022

WHEREAS, Tenant and Landlord desire to (i) memorialize the occurrence of the 6W Commencement Date; (ii) provide that Tenant will perform any required installations and improvements in the 6W Premises at Tenant’s cost and expense, subject to Landlord’s obligation to provide the Landlord’s 6W Contribution; and (iii) amend certain other provisions of the Lease, all upon the terms and conditions hereinafter set forth.
NOW, THEREFORE, for good and valuable consideration, the parties hereby agree that the above-referenced lease (the “Lease”) is hereby amended as follows:

1. 6W COMMENCEMENT DATE. Landlord and Tenant agree that the Thirteenth Amendment is hereby amended as follows:
A.The 6W Commencement Date (also sometimes referred to as the “6W Stepped-Up Rent Commencement Date”) shall be the later to occur of (i) the Base Building Work Completion Date or (ii) November 1, 2023 for all purposes of the Lease, including, without limitation Section 2.C.I of the Thirteenth Amendment.
B.Section 2.C.III of the Thirteenth Amendment is hereby deleted and replaced with the following:
The 6W Premises shall be delivered to Tenant on the 6W Commencement Date “as-is”, in its then (i.e., as of the 6W Commencement Date) state of construction, finish and decoration, and without any obligation on the part of Landlord to prepare or construct the 6W Premises for
Tenant’s occupancy. Notwithstanding the foregoing, all mechanical systems serving the 6W Premises shall be in good working order upon the 6W Commencement Date.

2. LANDLORD’S BASE BUILDING WORK (13TH AMENDMENT)
A.The Anticipated Base Building Work Completion Date (as defined in Section 6(B) of the Thirteenth Amendment and amended in Section 3 of the Fourteenth Amendment) is hereby amended to mean September 30, 2023, it being understood and agreed that September 30, 2023 shall be deemed to be the Anticipated Base Building Work Completion Date for all purposes under the Thirteenth Amendment.
B.The parties acknowledge that, (i) as more specifically described in the supporting vendor letter that Landlord has provided to Tenant, that delivery of an electrical switchgear component of Landlord’s Base Building Work has been delayed due to global supply chain challenges outside of Landlord’s reasonable control, and (ii) there may be delays associated with Eversource coordination that could impact certain aspects of Landlord’s Base Building Work, and therefore agree that such delays constitute an event of Force Majeure for purposes of Section 6(B) of the Thirteenth Amendment.
C.Notwithstanding the foregoing, Tenant acknowledges and agrees that the installation of a certain air handling unit serving the 7W Premises is scheduled to occur later than September 30, 2023. Such later will work will not amend or affect the Base Building Work Completion Date as set forth above, however Landlord agrees to use commercially reasonable efforts to complete the installation of such air handling unit on or before December 31, 2023.
3. TENANT’S 6W WORK; LANDLORD’S 6W CONTRIBUTION.
Section 7 of the Thirteenth Amendment is hereby deleted in its entirety and replaced with the following:
Commencing as of the 6W Commencement Date, Tenant shall have the right to perform certain initial leasehold improvements in the 6W Premises (“Tenant’s 6W Work”). Tenant’s 6W Work shall be performed in accordance with the provisions of the Lease applicable to alterations (including, without limitation, Section 8 of the Lease).

Commencing on the 6W Commencement Date, Landlord shall contribute up to
$3,381,918.75 (“Landlord’s 6W Contribution”) towards the hard construction costs of Tenant’s 6W Work. Landlord’s 6W Contribution shall be provided upon all of the provisions of Section 9 of the Thirteenth Amendment applicable to Landlord’s 6E/7W Contribution, except as follows:
1.Any references therein to “Landlord’s 6E/7W Contribution” shall be deemed to mean “Landlord’s 6W Contribution.”
2.Any references therein to “Tenant’s 6E/7W Work” shall be deemed to mean “Tenant’s 6W Work.”
3.Any references therein to “6E Premises” and/or “7W Premises” shall be deemed to mean the “6W Premises.”
4.The “Outside Allowance Date” with respect to Landlord’s Existing Premises Contribution shall be November 1, 2026.
4. BROKERAGE
Each of Landlord and Tenant represents and warrants to the other that it has had no dealings with any real estate broker, finder, or other person other than CBRE (the “Broker”) with respect to this Fifteenth Amendment. Each of Tenant and Landlord hereby indemnifies and hold harmless the other against and from any claim for any brokerage commission or other fees and all costs, expenses and liabilities in connection therewith, including, without limitation, attorneys’ fees and expenses, arising out of any breach of the foregoing representation and warranty made by it. This representation and warranty shall survive the expiration or earlier termination of the Term hereof.

5.     CONFLICT
In the event that any of the provisions of the Lease are inconsistent with this Fifteenth Amendment or the state of facts contemplated hereby, the provisions of this Fifteenth Amendment shall control.
6.     RATIFICATION
Except as herein and hereby modified and amended, the Lease shall remain in full force and effect and all of the other terms, provisions, covenants, and conditions thereof are ratified and confirmed.
7.     MODIFICATIONS
This Fifteenth Amendment may not be modified orally but only by a writing signed by the parties hereto and dated subsequent to the date hereof.

8.     GOVERNING LAW
This Fifteenth Amendment shall be governed by, and construed, interpreted, and enforced in accordance with the laws of the Commonwealth of Massachusetts, without reference to its principles of conflicts of law.
9.     COUNTERPARTS.
This Fifteenth Amendment may be executed in multiple counterparts, each of which shall constitute one agreement, even though all parties do not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.
10.     ENTIRE AGREEMENT; NO AMENDMENT.
This Fifteenth Amendment constitutes the entire agreement and understanding between the parties with respect to the subject of this Fifteenth Amendment and shall supersede all prior written and oral agreements concerning this subject matter. This Fifteenth Amendment may not be amended, modified or otherwise changed in any respect whatsoever except by a writing duly executed by authorized representatives of Landlord and Tenant. Each party acknowledges that it has read this Fifteenth Amendment, fully Fourteenth all of this Fifteenth Amendment’s terms and conditions, and executes this Fifteenth Amendment freely, voluntarily and with full knowledge of its significance. Each party to this Fifteenth Amendment has had the opportunity to receive the advice of counsel prior to the execution hereof.
11.     BINDING EFFECT
This Fifteenth Amendment shall be binding upon and inure to the benefit of the parties and their respective successors and assigns.
[Signatures on Following Page]

EXECUTED UNDER SEAL as of the date first above written.

LANDLORD:

BCP-CG 27 Property LLC,
a Delaware limited liability company

By: /s/ Matt Stegall
Name: Matt Stegall
Title: Managing Director

TENANT:
Ginkgo Bioworks, Inc., a Delaware corporation

By: /s/ Barry Canton
Name: Barry Canton
Title: CTO